UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2018

Walmart Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

Walmart Inc., a Delaware corporation (the “Company”), and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, acting for themselves and as representatives of the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (collectively, the “Underwriters”), have entered into a Pricing Agreement, dated June 20, 2018 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $750,000,000 aggregate principal amount of the Company’s Floating Rate Notes Due 2020 (the “2020 Floating Rate Notes”), $750,000,000 aggregate principal amount of the Company’s Floating Rate Notes Due 2021 (the “2021 Floating Rate Notes”), $1,250,000,000 aggregate principal amount of the Company’s 2.850% Notes Due 2020 (the “2020 Fixed Rate Notes”), $1,750,000,000 aggregate principal amount of the Company’s 3.125% Notes Due 2021 (the “2021 Fixed Rate Notes”), $2,750,000,000 aggregate principal amount of the Company’s 3.400% Notes Due 2023 (the “2023 Notes”), $1,500,000,000 aggregate principal amount of the Company’s 3.550% Notes Due 2025 (the “2025 Notes”), $2,750,000,000 aggregate principal amount of the Company’s 3.700% Notes Due 2028 (the “2028 Notes”), $1,500,000,000 aggregate principal amount of the Company’s 3.950% Notes Due 2038 (the “2038 Notes”) and $3,000,000,000 aggregate principal amount of the Company’s 4.050% Notes Due 2048 (the “2048 Notes” and, together with the 2020 Floating Rate Notes, the 2021 Floating Rate Notes, the 2020 Fixed Rate Notes, the 2021 Fixed Rate Notes, the 2023 Notes, the 2025 Notes, the 2028 Notes and the 2038 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated June 20, 2018 (the “Underwriting Agreement”), between the Company and the Underwriters. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on June 27, 2018.

The 2020 Floating Rate Notes will be sold to the public at a price equal to 100.000% of the aggregate principal amount of the 2020 Floating Rate Notes ($750,000,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2020 Floating Rate Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2020 Floating Rate Notes, will be $748,500,000.

The 2021 Floating Rate Notes will be sold to the public at a price equal to 100.000% of the aggregate principal amount of the 2021 Floating Rate Notes ($750,000,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2021 Floating Rate Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2021 Floating Rate Notes, will be $748,125,000.

The 2020 Fixed Rate Notes will be sold to the public at a price equal to 99.969% of the aggregate principal amount of the 2020 Fixed Rate Notes ($1,249,612,500 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2020 Fixed Rate Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2020 Fixed Rate Notes, will be $1,247,112,500.

The 2021 Fixed Rate Notes will be sold to the public at a price equal to 99.995% of the aggregate principal amount of the 2021 Fixed Rate Notes ($1,749,912,500 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2021 Fixed Rate Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2021 Fixed Rate Notes, will be $1,745,537,500.

The 2023 Notes will be sold to the public at a price equal to 99.973% of the aggregate principal amount of the 2023 Notes ($2,749,257,500 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2023 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2023 Notes, will be $2,739,632,500.

The 2025 Notes will be sold to the public at a price equal to 99.712% of the aggregate principal amount of the 2025 Notes ($1,495,680,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2025 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2025 Notes, will be $1,489,680,000.

The 2028 Notes will be sold to the public at a price equal to 99.694% of the aggregate principal amount of the 2028 Notes ($2,741,585,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2028 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2028 Notes, will be $2,729,210,000.

The 2038 Notes will be sold to the public at a price equal to 98.963% of the aggregate principal amount of the 2038 Notes ($1,484,445,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2038 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2038 Notes, will be $1,473,195,000.

The 2048 Notes will be sold to the public at a price equal to 98.699% of the aggregate principal amount of the 2048 Notes ($2,960,970,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2048 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2048 Notes, will be $2,934,720,000.

The Notes will be sold to the public at an aggregate price of $15,931,462,500 before the underwriting discounts and transaction expenses. The aggregate net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before the transaction expenses of the sale of the Notes, will be $15,855,712,500.

The 2020 Floating Rate Notes will constitute part of the Company’s newly created series of Floating Rate Notes Due 2020 (the “2020 Floating Rate Series”), the 2021 Floating Rate Notes will constitute part of the Company’s newly created series of Floating Rate Notes Due 2021 (the “2021 Floating Rate Series”), the 2020 Fixed Rate Notes will constitute part of the Company’s newly created series of 2.850% Notes Due 2020 (the “2020 Fixed Rate Series”), the 2021 Fixed Rate Notes will constitute part of the Company’s newly created series of 3.125% Notes Due 2021 (the “2021 Fixed Rate Series”), the 2023 Notes will constitute part of the Company’s newly created series of 3.400% Notes Due 2023 (the “2023 Series”), the 2025 Notes will constitute part of the Company’s newly created series of 3.550% Notes Due 2025 (the “2025 Series”), the 2028 Notes will constitute part of the Company’s newly created series of 3.700% Notes Due 2028 (the “2028 Series”), the 2038 Notes will constitute part of the Company’s newly created series of 3.950% Notes Due 2038 (the “2038 Series”) and the 2048 Notes will constitute part of the Company’s newly created series of 4.050% Notes Due 2048 (the “2048 Series” and, together with the 2020 Floating Rate Series, the 2021 Floating Rate Series, the 2020 Fixed Rate Series, the 2021 Fixed Rate Series, the 2023 Series, the 2025 Series, the 2028 Series and the 2038 Series, the “New Series”). The Notes of each of the New Series will be senior, unsecured debt securities of the Company and will rank equally with the Notes of each of the other New Series and all of the other senior, unsecured debt obligations of the Company. The New Series were created and established, and the terms and conditions of each New Series were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented and amended (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the Indenture and the related series term certificates pursuant to the Indenture will govern the Notes of each New Series. The respective terms of the 2020 Floating Rate Notes, the 2021 Floating Rate Notes, the 2020 Fixed Rate Notes, the 2021 Fixed Rate Notes, the 2023 Notes, the 2025 Notes, the 2028 Notes, the 2038 Notes and the 2048 Notes are as set forth in the Indenture and in the forms of the Global Notes (referred to below) that will represent the Notes of each New Series to be sold pursuant to the Pricing Agreement. On June 26, 2018, the Company and the Trustee entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to amend the Indenture in order to give effect to the Company’s corporate name change effective as of February 1, 2018.

The material terms of the Notes are described in the Company’s prospectus supplement dated June 20, 2018, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated December 7, 2017, which relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities, including the Notes (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 21, 2018 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated June 20, 2018, relating to, and setting forth certain terms of, the Notes was filed with and accepted by the Commission pursuant to Rule 433 under the Securities Act on June 20, 2018 pursuant to Rule 433 under the Securities Act (with and given a filing date of June 21, 2018).

The Notes of each New Series will be initially issued and delivered in book-entry form only and will be represented by one or more global notes, which will be in definitive, fully registered form without interest coupons. The 2020 Floating Rate Notes will be represented by two global notes, one of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000 (the “2020 Floating Rate Global Notes”). The 2021 Floating Rate Notes will be represented by two global notes, one of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000 (the “2021 Floating Rate Global Notes”). The 2020 Fixed Rate Notes will be represented by three global notes, two of which will be in the principal amount of $500,000,000 each and one of which will be in the principal amount of $250,000,000 (the “2020 Fixed Rate Global Notes”). The 2021 Fixed Rate Notes will be represented by four global notes, three of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000 (the “2021 Fixed Rate Global Notes”). The 2023 Notes will be represented by six global notes, five of which will be in the principal amount of $500,000,000 each and one of which will be in the principal amount of $250,000,000 (the “2023 Global Notes”). The 2025 Notes will be represented by three global notes, each in the principal amount of $500,000,000 (the “2025 Global Notes”). The 2028 Notes will be represented by six global notes, five of which will be in the principal amount of $500,000,000 each and one of which will be in the principal amount of $250,000,000 (the “2028 Global Notes”). The 2038 Notes will be represented by three global notes, each in the principal amount of $500,000,000 (the “2038 Global Notes”). The 2048 Notes will be represented by six global notes, each in the principal amount of $500,000,000 (the “2048 Global Notes” and, together with the 2020 Floating Rate Global Notes, the 2021 Floating Rate Global Notes, the 2020 Fixed Rate Global Notes, the 2021 Fixed Rate Global Notes, the 2023 Global Notes, the 2025 Global Notes, the 2028 Global Notes and the 2038 Global Notes, the “Global Notes”). Each Global Note will be payable to Cede & Co., a New York corporation, as nominee of The Depository Trust Company. The Global Notes will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are: (i) the Pricing Agreement; (ii) the Underwriting Agreement; (iii) the Series Terms Certificate Pursuant to the Indenture Relating to Floating Rate Notes Due 2020, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2020 Floating Rate Series in accordance with the Indenture; (iv) the Series Terms Certificate Pursuant to the Indenture Relating to Floating Rate Notes Due 2021, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2021 Floating Rate Series in accordance with the Indenture; (v) the Series Terms Certificate Pursuant to the Indenture Relating to 2.850% Notes Due 2020, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2020 Fixed Rate Series in accordance with the Indenture; (vi) the Series Terms Certificate Pursuant to the Indenture Relating 3.125% Notes Due 2021, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2021 Fixed Rate Series in accordance with the Indenture; (vii) the Series Terms Certificate Pursuant to the Indenture Relating to 3.400% Notes Due 2023, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2023 Series in accordance with the Indenture; (viii) the Series Terms Certificate Pursuant to the Indenture Relating to 3.550% Notes Due 2025, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2025 Series in accordance with the Indenture; (ix) the Series Terms Certificate Pursuant to the Indenture Relating to 3.700% Notes Due 2028, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2028 Series in accordance with the Indenture; (x) the Series Terms Certificate Pursuant to the Indenture Relating to 3.950% Notes Due 2038, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2038 Series in accordance with the Indenture; (xi) the Series Terms Certificate Pursuant to the Indenture Relating to 4.050% Notes Due 2048, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2048 Series in accordance with the Indenture; (xii) the form of 2020 Floating Rate Global Note; (xiii) the form of 2021 Floating Rate Global Note; (xiv) the form of 2020 Fixed Rate Global Note; (xv) the form of 2021 Fixed Rate Global Note; (xvi) the form of 2023 Global Note; (xvii) the form of 2025 Global Note; (xviii) the form of 2028 Global Note; (xix) the form of 2038 Global Note; (xx) the form of 2048 Global Note; (xxi) the Third Supplemental Indenture and (xxii) the opinion of Hunton Andrews Kurth LLP, counsel to the Company, regarding the legality of the Notes. The descriptions of such exhibits in this Current Report on Form 8-K are qualified in their entirety by reference to the full copies of such exhibits filed hereto, which are incorporated herein by reference.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3ASR (File No. 333-221941) (the “Registration Statement”), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are filed as exhibits to this Current Report on Form 8-K:

1(a)	Pricing Agreement, dated June 20, 2018, between the Company and the Underwriters, together with the Underwriting Agreement, dated June 20, 2018, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to the Indenture Relating to Floating Rate Notes Due 2020 of the Company

4(b)	Series Terms Certificate Pursuant to the Indenture Relating to Floating Rate Notes Due 2021 of the Company

4(c)	Series Terms Certificate Pursuant to the Indenture Relating to 2.850% Notes Due 2020 of the Company

4(d)	Series Terms Certificate Pursuant to the Indenture Relating to 3.125% Notes Due 2021 of the Company

4(e)	Series Terms Certificate Pursuant to the Indenture Relating to 3.400% Notes Due 2023 of the Company

4(f)	Series Terms Certificate Pursuant to the Indenture Relating to 3.550% Notes Due 2025 of the Company

4(g)	Series Terms Certificate Pursuant to the Indenture Relating to 3.700% Notes Due 2028 of the Company

4(h)	Series Terms Certificate Pursuant to the Indenture Relating to 3.950% Notes Due 2038 of the Company

4(i)	Series Terms Certificate Pursuant to the Indenture Relating to 4.050% Notes Due 2048 of the Company

4(j)	Form of Global Note to represent the Floating Rate Notes Due 2020 of the Company

4(k)	Form of Global Note to represent the Floating Rate Notes Due 2021 of the Company

4(l)	Form of Global Note to represent the 2.850% Notes Due 2020 of the Company

4(m)	Form of Global Note to represent the 3.125% Notes Due 2021 of the Company

4(n)	Form of Global Note to represent the 3.400% Notes Due 2023 of the Company

4(o)	Form of Global Note to represent the 3.550% Notes Due 2025 of the Company

4(p)	Form of Global Note to represent the 3.700% Notes Due 2028 of the Company

4(q)	Form of Global Note to represent the 3.950% Notes Due 2038 of the Company

4(r)	Form of Global Note to represent the 4.050% Notes Due 2048 of the Company

4(s)	Third Supplemental Indenture, dated as of June 26, 2018, between the Company and the Trustee

5	Legality Opinion of Hunton Andrews Kurth LLP, counsel to the Company, dated June 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 26, 2018

WALMART INC.

By:	/s/ Gordon Y. Allison
Name: Gordon Y. Allison
Title: Vice President and General
Counsel, Corporate